Exhibit 10.28

MIDAS MEDICI GROUP HOLDINGS, INC.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of _______, 2010, by and among MIDAS MEDICI GROUP HOLDINGS, INC., a Delaware corporation (the “Company”), and each of the undersigned holders of certain warrants to purchase common stock of the Company together with the holder’s qualifying transferees (the “Holders”).

RECITALS:

A. The Company has granted warrants to the Holders to purchase common stock of the Company pursuant to that certain Underwriting Agreement between the Company and National Securities Corporation, as representative of the underwriters named therein (the “Underwriting Agreement”).  The specific warrants to which this Agreement applies are identified on the signature page of this Agreement next to the name of each individual Holder (the “Warrants”).

B. The parties desire to provide in this Agreement the terms and conditions of the registration rights granted under the Agreements.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the Company and the Holders, severally and not jointly hereby agree as follows:

AGREEMENT:

1. Registration Rights.

1.1 Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

(a) The terms “Holder” or “Holders” means any person or persons to whom Warrants were originally issued or their successors and assigns.

(b)           The term “Public Sale” shall mean any sale of securities to the public pursuant to (i) an offering registered under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) the provisions of Rule 144 (or any similar rule or rules then in effect) under the Securities Act.

(c)           The terms “register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

(d)           The term “Registrable Securities” means (i) any and all shares of Common Stock of the Company issued or to be issued upon exercise of the Warrants; (ii) stock issued in lieu of the stock referred to (i) in any reorganization which has not been sold to the public; or (iii) stock issued in respect of the stock referred to in (i) and (ii) as a result of a stock split, stock dividend, recapitalization or the like, which has not been sold to the public.  Any specific Registrable Securities will cease to be Registrable Securities when (A) they have been transferred in a Public Sale in a transaction such that all transfer restrictions and restrictive legends under the Securities Act with respect thereto are or may be removed upon consummation of such sale, or (B) sold or available for sale in the opinion of counsel to the Company in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act with respect thereto or may be removed at the consummation of the transaction.

(e)           The term “Registration Expenses” shall mean all expenses incurred by the Company in complying with subsections 1.2, 1.3 and 1.4, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company.)

(f) The term “SEC” means the Securities and Exchange Commission.

1.2 Company Registration.

(a) Registration.  If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on Form S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to a SEC Rule 145 transaction, the Company will:

(i) promptly give to each Holder written notice thereof at least 15 days prior to the initial filing of the registration statement relating to such offering; and

(ii) include in such registration (and compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection 1.2(b) below.

Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 1(a) without thereby incurring any liability to the Holders.

(b) Underwriting.

(i) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 1.2(a)(i).  In such event the right of any Holder to registration pursuant to subsection 1.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

(ii) Notwithstanding any other provision of this subsection 1.2, if the underwriter managing such public offering determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among Holders requesting registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by each of such Holders as of the date of the notice pursuant to subsection 1.2(a)(i) above. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter.  Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

1.3 Expenses of Registration.  All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 1 shall be borne by the Company except as follows:

(a) As provided in Section 1.4(f), the Company shall not be required to pay fees or disbursements of more than one firm of legal counsel to the Holders.

(b) The Company shall not be required to pay underwriters’ fees, discounts or commissions relating to Registrable Securities.

1.4 Registration Procedures.  In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof.  Except as otherwise provided in subsection 1.3, at its expense the Company will:

(a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(b) Furnish, without charge, to the Holders such numbers of copies of a prospectus, including each preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(c) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.  Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(e) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(f) The Company shall:

(i) permit a single firm of counsel designated as selling stockholders' counsel by the holders of a majority in interest of the Registrable Securities and all other securities being registered for sale by persons other than the Company (“Stockholders Counsel”) to review the registration statement and all amendments and supplements thereto for a reasonable period of time prior to their filing and the Company shall not file any document in a form to which such counsel reasonably objects;

(ii) use its best efforts to cause all Registrable Securities covered by a registration statement to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed;

(iii) if the offering is an underwritten offering, at the request of any seller of Registrable Securities, use its best efforts to furnish to such seller on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration:  (i) a copy of an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such registration statement has become effective under the Securities Act and (A) that to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) that the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial or statistical information contained therein) and (C) to such other effects as are customarily the subject of opinions of issuer’s counsel provided to underwriters in underwritten public offerings and are reasonably requested by counsel for the underwriters and (ii) to the extent available without unreasonable expense from the Company’s accounting firm, a copy of a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(iv) notify in writing the Holders that are selling Registrable Securities pursuant to such registration statement and any managing underwriter if any disposition pursuant to such registration statement is an underwritten offering, (A) when the registration statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (B) of any request by the SEC or any state securities authority for amendments and supplements to the registration statement or of any material request by the SEC or any state securities authority for additional information after the registration statement has become effective, (C) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (D) if, between the effective date of the registration statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, including this Agreement, relating to disclosure cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (E) of the happening of any event during the period the registration statement is effective such that such registration statement or the related prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make statements therein not misleading (in the case of a prospectus, in light of circumstances under which they were made) and (F) of any determination by the Company that a post-effective amendment to the registration statement would be appropriate.  The Holders hereby agree to suspend, and to cause any managing underwriter to suspend, use of the prospectus contained in a registration statement upon receipt of such notice under clause (C), (E) or (F) above until, in the case of clause (C), such stop order is removed or rescinded or, in the case of clauses (E) and (F), the Company has amended or supplemented such prospectus to correct such misstatement or omission or otherwise.

If the notification relates to an event described in clauses (E) or (F), the Company shall promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein no misleading.

(v) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(vi) deliver promptly to Stockholder’s Counsel and each underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC and its staff with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any Stockholder’s Counsel, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

(vii) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

(viii) provide a CUSIP number for all Registrable Securities not later than the effective date of the registration statement;

(ix) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters in the marketing of Registrable Securities in any underwritten offering;

(x) reasonably prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement) provide copies of such document to Stockholder’s Counsel and to the managing underwriter, if any, and make the Company’s representatives reasonably available for discussion of such document and make such changes in such document concerning such sellers prior to the filing thereof as counsel for such sellers or underwriters may reasonably request; and

(xi) cooperate with the sellers of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the sellers of Registrable Securities at least three business days prior to any sale of Registrable Securities.

1.5 Indemnification.

(a)  In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to the terms of this Agreement, the Company will indemnify and hold harmless and pay and reimburse each seller of such Registrable Securities thereunder, each underwriter of Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, from and against, and pay or reimburse them for, any losses, claims, expenses, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto, any preliminary prospectus (unless superseded by a final prospectus) or final prospectus contained therein, or any amendment or supplement thereof, or (ii) the omission or alleged omission to state in any such registration statement a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation of the Securities Act or any state securities or blue sky laws applicable to the Company and relating to action or inaction required by the Company in connection with the offering of Registrable Securities and specifically will reimburse each such seller, each underwriter and each such controlling person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon the Company's reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus; and provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such registration statement or prospectus, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the registration statement or prospectus and such seller or such controlling person thereafter fails to deliver or cause to be delivered such registration statement or prospectus as so amended or supplemented prior to or concurrently with the Registrable Shares to the person asserting such loss, claim, damage or liability (or action in respect thereof) or expense after the Company has furnished such seller or such controlling person with the same.

(b)           In the event of a registration of any of the Registrable Securities under the Securities Act pursuant hereto, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company and each underwriter and each person who controls any underwriter within the meaning of the Securities Act from and against all losses, claims, expenses, damages or liabilities, joint or several, to which the Company or such officer, director, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided, further, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement.  Notwithstanding the foregoing, the indemnity provided in this Section 1.5 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnified party, which shall not be unreasonably withheld.

(c)           Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action or claim, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 1.5 and shall only relieve it from any liability which it may have to such indemnified party under this Section 1.5 if and to the extent the indemnifying party is materially prejudiced by such omission.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 1.5 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d)           In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 1.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 1.5, then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

1.6 Information by Holder.  Any Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

1.7 Rule 144 Reporting.  With a view to making available to Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, after 90 days after the effective date of the its registration under Section 12(g) of the Securities Exchange Act;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) so long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

1.8 Limitations on Subsequent Registration Rights.  From and after the date hereof, the Company shall not, without the prior written consent of the Holders (which consent will not be unreasonably withheld) of not less than a majority of the Registrable Securities then outstanding enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to restrict any registration rights described in subsection 1.2.

1.11           “Market Stand-Off” Agreement.  Each Holder hereby agrees that, during the period of duration (not to exceed 90 days) specified by the Company and an underwriter of common stock or other securities of the Company following the effective date of public offering of securities , it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration pursuant to the terms of this Agreement.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

1.12           Delay of Registration.  No Holder shall have any rights to take any actions to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.9 Termination of Registration Rights.  No Holder shall be entitled to exercise any right provided for in this Section 1 at any time when such Holder may sell all of the Holder’s shares in a three (3) month period under Rule 144 of the Act.

2. General.

2.1 Waivers and Amendments.  With the written consent of the record holders of at least a majority of the Registrable Securities, the obligations of the Company and the rights of the parties under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of the Holders of a majority of the Registrable Securities (and/or Warrants exercisable for a majority of the Registrable Securities).  Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing.  This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 2.1.

2.2 Governing Law.  This Agreement shall be governed in all respects by the laws of the State of New York without regard the principles of conflicts of law thereof.

2.3 Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

2.4 Entire Agreement.  Except as set forth below, this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and this Agreement shall supersede and cancel all prior agreements between the parties hereto with regard to the subject matter hereof.

2.5 Notices, etc.  All notices and other communications required or permitted hereunder shall be in writing and shall be delivered by overnight courier service or mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to any Holder, at the Holder’s  address as set forth in the Company’s records, or at such other address as the Holder shall have furnished to the Company in writing, or (b) if to the Company, at such address as the Company shall have furnished to the Holder in writing.

2.6 Severability.  In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreement s shall not in any way be affected or impaired thereby.

2.7 Titles and Subtitles.  The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

2.8 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This Agreement will become binding on each individual Holder and on the Company with respect that individual Holder when a copy has been signed by that Holder and delivered to the Company and another copy (which need not be the same copy) has been signed by the Company and delivered to that Holder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date set forth underneath their respective signatures below.

“COMPANY”

MIDAS MEDICI GROUP HOLDINGS, INC., a Delaware corporation

By:
Name:
Date:	_____________, 2010

“HOLDERS:”

National Securities Corporation

By:	Warrants: Date(s):
Signature	Number of Shares Covered:
Initial per share price:

Printed Name

Date: ____________, 2010

By:	Warrants: Date(s):
Signature	Number of Shares Covered:
Initial per share price:

Printed Name

Date: ____________, 2010